CONESTOGA FUNDS

CONESTOGA SMID CAP FUND (the "Fund")

Supplement dated June 26, 2015

to the Prospectus dated January 31, 2015

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS.  THIS SUPPLEMENT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

At a special meeting of shareholders held on June 10, 2015, shareholders of the Fund approved a distribution plan under rule 12b-1 of the Investment Company Act of 1940, as amended (the “1940 Act”), for Investors Class shares of the Fund and a shareholder servicing plan under rule 12b-1 of the 1940 Act for Institutional Class shares of the Fund.  Accordingly, the disclosure under “Fees and Expenses of the Fund” on page 4 of the Fund’s prospectus is deleted and replaced with the following disclosure:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Conestoga SMid Cap Fund:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investments)(1)	Investors Class	Institutional Class
Management	0.85%	0.85%
Distribution (12b-1) Fees	0.25%(2)	0.00%
Other Expenses	5.73%	5.58%(3)
Service Fees(4)	0.25%	0.10%
Other Operating Expenses	5.48%	5.48%
Acquired Fund Fees and Expenses	0.00%	0.00%
Total Annual Fund Operating Expenses	6.83%	6.43%
Expense Limitation(5)	(5.48)%	(5.33)%
Total Annual Fund Operating Expenses After Expense Limitation	1.35%	1.10%

(1) The expense information in this table has been restated to reflect current fees.

(2) The Board of Trustees of the Trust will limit the Distribution (12b-1) Fees charged to Investors Class shares of the Fund to 0.05% of the average daily net assets attributable to Investors Class shares.

(3) “Other Expenses” for Institutional Class shares of the Fund are estimated and are based on the expenses of Investors Class shares for the current fiscal year.

(4) The Fund has adopted Shareholder Servicing Plans on behalf of the Investors Class and the Institutional Class that will allow the Fund to pay annual fees of up to 0.25% (for Investors Class) and 0.10% (for Institutional Class) of its average daily net assets for providing services to the Fund’s Investors Class shareholders and the Fund’s Institutional Class shareholders, respectively.

(5) Conestoga Capital Advisors, LLC (the “Adviser”) has contractually agreed to limit the Fund’s ‘Total Annual Fund Operating Expenses’(excluding interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of such Fund’s business) to 1.35% (for the Investors Class) and 1.10% (for the Institutional Class) of the Fund’s average daily net assets until at least January 31, 2016, subject to termination at any time at the option of the Board of Trustees. If it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waivers or reimbursements for a period not to exceed two fiscal years from the fiscal year in which the waiver or reimbursement was made to the extent such a recapture does not cause the “Total Annual Fund Operating Expenses” to exceed the applicable expense limitation that was in effect at the time of the waiver or reimbursement.

Example

This Example is intended to help you compare the cost of investing in the Conestoga SMid Cap Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated (the Example for one year reflects the contractual expense limitation described above; the amounts for the other years reflect the Fund’s gross expenses) and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, under these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investors Class	$137	$1,509	$2,833	$5,947
Institutional Class	$112	$1,429	$2,709	$5,752

Please retain this supplement with your prospectus.